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                                                               EXHIBIT 5(c)
GOLDEN AMERICAN
LIFE INSURANCE COMPANY                           DEFERRED VARIABLE ANNUITY
                                                   APPLICATION

Customer Service Center, PO Box 8794, WIlmington, DE 1899-8794
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1. (a)  OWNER(S)
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Name                     Male      Female    Soc. Sec. # or Tax ID.#
                         / /        / /
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Permanent Address        Phone (   )

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City                     State     Zip       Date of Birth

1. (b)  JOINT OWNER
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Name                     Male      Female    Soc. Sec. # or Tax ID.#
                         / /        / /
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Permanent Address        Phone (   )

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City                     State     Zip       Date of Birth

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2.   ANNUITANT (IF OTHER THAN OWNER)
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Name                     Male      Female    Soc. Sec. # or Tax ID.#
                         / /        / /
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Permanent Address        Phone (   )

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City                     State     Zip       Date of Birth  Relation
                                                            to Owner
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3.   PLAN
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  (a) / / DVA PLUS  (b) / / PREMIUM PLUS  (c) / / ES II  (d) / / ACCESS
  (e) / / Other _________________
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4.   DEATH BENEFIT OPTIONS
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  (a) / / 7% Solution -- Enhanced #1  (b) / / Annual Ratchet -- Enhanced #2
      (Not available with ES II)           (Not available with ES II)

  (c) / / Standard
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5.   INITIAL PREMIUM AND ALLOCATION INFORMATION
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     (A)  INITIAL PREMIUM PAID $__________ MAKE CHECK PAYABLE TO GOLDEN
          AMERICAN LIFE INSURANCE COMPANY
          Fill in percentages for premium allocation below (see (A) INITIAL)
     (B)  DOLLAR COST AVERAGING (DCA): Optional. Please check box to elect.
          / /
          Amount to be transferred monthly $_________
          Division or Allocation Transferred From:
          / / Limited Maturity Bond Division   / / Liquid Asset Division
          / / 1-Year Fixed Allocation
          Divisions Transferred To:    Fill in percentages of DCA
                                        (see (B) DCA)


     ACCOUNT DIVISION                  INVESTMENT ADVISER                 (A) INITIAL   (B) DCA

RESEARCH                           MASSACHUSETTS FINANCIAL SERVICES                 %          %
                                      COMPANY (MFS)
OTC                                MASSACHUSETTS FINANCIAL SERVICES                 %          %
                                      COMPANY (MFS)
TOTAL RETURN                       MASSACHUSETTS FINANCIAL SERVICES                 %          %
                                      COMPANY (MFS)
SMALL CAP                          FRED ALGER MANAGEMENT, INC.                      %          %
GROWTH & INCOME                    ROBERTSON, STEPHENS & COMPANY                    %          %
                                      INVESTMENT MGMT, L.P.
VALUE + GROWTH                     ROBERTSON, STEPHENS & COMPANY                    %          %
                                      INVESTMENT MGMT, L.P.
ALL-GROWTH                         PILGRIM, BAXTER & ASSOCIATES, LTD.               %          %
FULLY MANAGED                      T. ROWE PRICE ASSOCIATES INC.                    %          %
STRATEGIC EQUITY                   ZWEIG ADVISORS, INC.                             %          %
MULTIPLE ALLOCATION                ZWEIG ADVISORS, INC.                             %          %
RISING DIVIDENDS                   KAYNE, ANDERSON INV. MGMT., L.P.                 %          %
CAPITAL APPRECIATION               CHANCELLOR LGT ASSET MANAGEMENT, INC.            %          %
VALUE EQUITY                       EAGLE ASSET MANAGEMENT, INC.                     %          %
MANAGED GLOBAL /2/                 PUTNAM INVESTMENT MANAGEMENT, INC.               %          %
EMERGING MARKETS /2/               PUTNAM INVESTMENT MANAGEMENT, INC.               %          %
HARD ASSETS                        VAN ECK ASSOCIATES CORP.                         %          %
REAL ESTATE                        EII REALTY SECURITIES, INC.                      %          %
INTERNATIONAL FIXED INCOME /3/     CREDIT SUISSE ASSET MANAGEMENT LIMITED           %          %
LIMITED MATURITY BOND              EQUITABLE INVESTMENT SERVICES, INC.              %          %
LIQUID ASSET                       EQUITABLE INVESTMENT SERVICES, INC.              %          %

GUARANTEED INTEREST DIVISION       / / 1-YEAR  / / 3-YEAR  / / 5-YEAR
                                   / / 10-YEAR                                      %          %
GUARANTEED INTEREST DIVISION       / / ____________YEAR                             %          %

                                        TOTAL                                    100%       100%

/1/ Not available with DVA PLUS or ACCESS /2/ Available only with DVA PLUS and ACCESS /3/ Not available with DVA PLUS


GA-AA-1033-6/97
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6.   BENEFICIARY(IES) (IF MORE THAN ONE - INDICATE %)
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Primary                                   Relationship
Name:                                     to Owner
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Primary                                   Relationship
Name:                                     to Owner
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Contingent                                Relationship
Name:                                     to Owner
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7.   OPTIONAL SYSTEMATIC PARTIAL WITHDRAWALS
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     If you want to receive Systematic Partial Withdrawals, your request must be received in writing. For the appropriate form, please call our Customer Service Center: 1-800-366-0066.
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8.   TELEPHONE REALLOCATION AUTHORIZATION ________________ Owner's Initials
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     I authorize Golden American to act upon reallocation instructions given by telephone from _______________ (name of your registered representative) upon furnishing his/her social security nmber.
     Neither Golden American nor any person authorized by Golden American will be responsible for any claim, loss, lianility or expense in connection with reallocation instructions received by telephone from such person if Golden American or such other person acted on such telephone instructions in good faith in reliance upon this authorization. Golden American will continue to act upon this authorization until such time has passed as the person indicated above is no longer affiliated with the broker/dealer under which my contract was purchased or until such time that I notify Golden American otherwise in writing.
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9.   TAX-QUALIFIED PLANS  If you are funding a qualified plan, please specify type.
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     / / IRA     / / IRA Rollover     / / SEP/IRA
     / / Other  ________________________
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10.   REPLACEMENT
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     Will the coverage applied for replace any existing annuity or life insurance coverage?

     / / Yes (If yes, please complete following)      / / No
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Company Name                             Policy Number       Face Amount


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11.  READ THE FOLLOWING STATEMENTS CAREFULLY AND SIGN BELOW:
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     - BY SIGNING BELOW, I ACKNOWLEDGE RECEIPT OF THE PROSPECTUS. I AGREE
     THAT, TO THE BEST OF MY KNOWLEDGE AND BELIEF, ALL STATEMENTS AND ANSWERS IN THIS APPLICATION ARE COMPLETE AND TRUE AND MAY BE RELIED UPON IN DETERMINING WHETHER TO ISSUE THE CONTRACT. MY ANSWERS WILL FORM A PART OF ANY CONTRACT TO BE ISSUED, AND ONLY THE OWNER AND GOLDEN AMERICAN HAVE THE AUTHORITY TO MODIFY THIS APPLICATION.

     - CONTRACTS AND POLICIES AND UNDERLYING SERIES SHARES OR SECURITIES WHICH FUND CONTRACTS AND POLICIES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. ALSO, THEY ARE SUBJECT TO MARKET FLUCTUATION, INVESTMENT RISK AND POSSIBLE LOSS OF PRINCIPAL INVESTED.

     - I UNDERSTAND THAT THIS CONTRACT'S CASH SURRENDER VALUE, WHEN BASED
     ON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT DIVISION, MAY INCREASE OR DECREASE ON ANY DAY AND THAT NO MINIMUM VALUE IS GUARANTEED. THIS CONTRACT IS IN ACCORD WITH MY ANTICIPATED FINANCIAL NEEDS.

     - I UNDERSTAND THAT ANY AMOUNT ALLOCATED TO THE FIXED ALLOCATION MAY BE SUBJECT TO A MARKET VALUE ADJUSTMENT, THE OPERATION OF WHICH MAY CAUSE THE VALUES TO INCREASE OR DECREASE, PRIOR TO A SPECIFIED DATE OR DATES AS SPECIFIED IN THE CONTRACT.


______________________________________      _____________________________
Signature of Owner                          Signed at (City, State)  Date

______________________________________      _____________________________
Signature of Joint Owner (if applicable)    Signed at (City, State)  Date

______________________________________      _____________________________
Signature of Annuitant (if other than       Signed at (City, State)  Date
                         owner)

Client Account No. (if applicable)_____________________
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FOR AGENT USE ONLY
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DO YOU HAVE REASON TO BELIEVE THAT THE COVERAGE APPLIED FOR WILL REPLACE
ANY EXISTING ANNUITY OR LIFE INSURANCE ON THE ANNUITANT'S LIFE?
       / / YES       / / NO



__________________________   ________________________   ___________________
Agent Signature              Print Agent Name & No.     Social Security No.

__________________________________
Broker/Dealer/Branch
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      Golden American Life Insurance Company, Customer Service Center,
                 PO Box 8794, Wilmington, DE 19899-8794
                            1-800-366-0066

GA-AA-1033-6/97
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